[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) TECHNOLOGY
                    FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 31)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
   Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
    David E. Sette-Ducati

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -49.16%, Class B shares -49.35%, Class C shares -49.37%, and Class I shares -48.85%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -48.84% return over the same period for the fund's benchmark, the NASDAQ Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. During the same period, the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -54.00%.

Q.  WHAT DROVE PERFORMANCE OVER THE PERIOD?

A. In our experience, there are three main drivers of technology stock performance. First and most important is technology company fundamentals -- earnings and revenue growth and respective stock valuation. The second driver is the economic environment, which encompasses a variety of factors such as interest rates, global economic conditions, corporate levels of technology spending, and corporate profit trends. The third factor, or variable, is the presence of a technology "catalyst" -- a phenomenon driving significant technological change.

    During the period, we had what we viewed as a tug-of-war between the positive and negative forces of these three main drivers, resulting in high volatility in the technology sector. The negative return for the NASDAQ reflected the deterioration of technology stock fundamentals -- slowing growth in revenue and earnings-per-share (EPS), combined with a rising interest rate environment for the early part of the period. Companies in the semiconductor, wireless, and optical networking industries were hit particularly hard. The end result was that technology stocks experienced several significant valuation corrections during the period and ultimately delivered negative returns.

    The one factor that remained positive throughout the period was the presence of a catalyst -- the Internet -- that fostered adoption of new technology at a robust rate. Our research indicated that companies were investing in technology as they realized what the Internet could do for them -- from a productivity standpoint, from a selling and marketing standpoint, and from a customer relationship standpoint. This, we believe, will continue to be a key long-term trend. In the short term, however, we saw increased evidence that companies had scaled back or postponed technology purchases as they faced a slowing economy and doubts about their own near-term earnings growth.

    Although we slightly underperformed our benchmark, the portfolio delivered relative outperformance as compared to our Lipper peers. The major reason for that, we believe, was individual stock selection. We feel our analysts made some good calls in terms of where to invest and what stocks to avoid. As a result, we were not invested in some of the stocks that turned out to be problematic during the period; for example, we sold most of our semiconductor holdings before performance in that cyclical sector deteriorated rapidly.

Q.  HOW DO YOU USE MFS ORIGINAL RESEARCH(R) TO UNCOVER NEW OPPORTUNITIES?

A. Comverse Technology is a firm that illustrates how we use our Original Research(SM) process to try to identify future market leaders. Comverse provides software and systems that enable wireless service providers to offer enhanced messaging services such as voice mailboxes or voice recognition. The company is a vendor to wireless carriers around the world, and what piqued our interest initially was that a lot of their business was in Europe. In our view, Europe is several years ahead of the United States in terms of wireless market development. Our research indicates that penetration rates have been fairly high in several countries, which we believe fostered a different competitive environment among wireless carriers. European wireless carriers have tended to differentiate themselves based on the services they offer to customers, such as voice recognition, messaging, mail boxes, and so forth. These services are enabled through Comverse technology and platforms.

    Looking at the U.S. wireless market over the next few years, we see the potential for a similar phenomenon to unfold -- increased competition leading to more need for carriers to provide wireless services. With its existing global experience, we believe Comverse is well positioned to be a vendor of choice in providing those services. Our research revealed that the company was, in our opinion, very well run and already highly profitable. However, Comverse had been rather quiet about its success and was not closely followed by Wall Street analysts. So we feel our research was early in uncovering a company that, although its stock declined during the recent period, may over the long term continue to do well against its competition and be a long-term leader in its market.

Q. WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR, AND HOW IS THAT REFLECTED IN YOUR POSITIONING OF THE FUND?

A. Looking at the period ahead, our outlook is one of long-term optimism tempered by near-term caution. In our view, a challenging investment environment in technology will persist through most of 2001, as we expect earnings reports to disappoint, especially during the first half and possibly into the latter part of the year. We believe investor expectations must come down in many areas of technology. In this environment, we have somewhat reduced our holdings in what we think are the higher-valuation, less-established firms and increased our positions in what we believe are proven technology companies. In a weak economic environment, we feel corporate information technology managers are more likely to spend their limited budgets with more-established firms.

    Beyond 2001, we see reasons for optimism. Over the long term, we believe technology will continue to have the highest average earnings growth of any sector in the market. We do strongly emphasize that technology has tended to be a cyclical sector. But information technology spending trends, on a global basis, remain encouraging to us, and we believe this investment will drive strong productivity gains.

    In the first month of the new year, the Federal Reserve Board (the Fed) lowered interest rates twice and expressed its willingness to possibly cut rates further in order to stimulate the economy. We feel this indicates a favorable trend, although it may take some time for Fed rate cuts to work their way through the global economy. We believe the stage could be set for an acceleration in technology spending, beginning in 2002 and perhaps even in late 2001.

    We do believe that certain areas of technology may come back sooner than others, especially mission-critical areas such as storage technologies, enterprise applications, and Internet infrastructure and security. According to our research, officers of several companies have singled these out as high priority areas. We feel near-term volatility in technology stocks may present us with excellent opportunities to invest in companies that we believe are well positioned for the long term. We would caution investors, however, that a portfolio such as ours that invests in innovative, emerging technologies may tend to be quite volatile and that it is important to maintain a long-term perspective.

    /s/ David E. Sette-Ducati

        David E. Sette-Ducati
        Portfolio Manager

Note to shareholders: Prior to April 14, 2000, the fund was available to MFS employees only and had limited assets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS AND AS AN ASSOCIATE WITH NICOLETTI & COMPANY IN NEW YORK, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       JANUARY 2, 1997

CLASS INCEPTION:             CLASS A  JANUARY 2, 1997
                             CLASS B  APRIL 14, 2000
                             CLASS C  APRIL 14, 2000
                             CLASS I   JANUARY 2, 1997

SIZE:                        $142.5 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -49.16%       -40.10%       +35.37%       +96.62%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --        -40.10%       +10.62%       +17.67%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --        -43.55%       + 8.46%       +16.00%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -49.35%       -40.49%       +34.50%       +95.35%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --        -40.49%       +10.38%       +17.48%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --        -42.82%       + 9.56%       +17.19%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -49.37%       -40.52%       +34.44%       +95.27%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --        -40.52%       +10.37%       +17.47%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --        -41.10%       +10.37%       +17.47%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -48.85%       -39.63%       +36.48%       +98.22%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --        -39.63%       +10.92%       +17.90%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, January 2, 1997, through
 February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Because the fund focuses on companies in the technology sector, it has increased its vulnerability to any single economic, political, or regulatory developments. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investing in small or emerging growth companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK INDUSTRIES

NETWORK AND TELECOMMUNICATIONS                    27.1%
COMPUTER SOFTWARE                                 22.0%
PHARMACEUTICALS                                    8.5%
PERSONAL COMPUTERS & PERIPHERALS                   7.7%
INTERNET                                           7.6%

TOP 10 STOCK HOLDINGS

VERITAS SOFTWARE CORP.  2.9%                       EMC CORP.  2.4%
Supplier of storage management software            Manufacturer of hardware and software for
                                                   storage applications
CIENA CORP.  2.7%
Optical networking equipment company               NOVARTIS AG  2.3%
                                                   Swiss pharmaceutical company
COMVERSE TECHNOLOGY, INC.  2.7%
Telecommunications systems and software            VERISIGN, INC.  2.2%
manufacturer                                       Provider of Internet domain name registration
                                                   and trust services
CHECK POINT SOFTWARE TECHNOLOGIES LTD.  2.6%
Provider of Internet security solutions            SPRINT CORP.  2.0%
                                                   Wireline telecommunications firm
EXTREME NETWORKS, INC.  2.5%
Manufacturer of broadband networking               NOKIA CORP.  2.0%
hardware and software                              Finnish mobile phone and network supplier

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 94.2%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 84.9%
  Biotechnology - 1.4%
    Genentech, Inc.*                                 39,300       $  2,063,250
------------------------------------------------------------------------------
  Business Machines - 1.7%
    Sun Microsystems, Inc.*                          35,900       $    713,513
    Texas Instruments, Inc.                          58,300          1,722,765
                                                                  ------------
                                                                  $  2,436,278
------------------------------------------------------------------------------
  Business Services - 3.9%
    BEA Systems, Inc.*                               45,200       $  1,734,550
    Computer Sciences Corp.*                         15,000            895,650
    VeriSign, Inc.*                                  62,656          2,987,908
                                                                  ------------
                                                                  $  5,618,108
------------------------------------------------------------------------------
  Cellular Telephones - 1.5%
    Sprint Corp. (PCS Group)*                        85,800       $  2,160,444
------------------------------------------------------------------------------
  Communication Services - 0.5%
    SBA Communications Corp.*                        21,660       $    714,780
------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.3%
    Compaq Computer Corp.                           129,000       $  2,605,800
    Dell Computer Corp.*                             93,300          2,040,937
                                                                  ------------
                                                                  $  4,646,737
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.3%
    Mercury Interactive Corp.*                       12,710       $    799,936
    Microsoft Corp.*                                 40,800          2,407,200
                                                                  ------------
                                                                  $  3,207,136
------------------------------------------------------------------------------
  Computer Software - Services - 10.8%
    Art Technology Group, Inc.*                      54,600       $  1,327,462
    CheckFree Corp.*                                 19,950            961,341
    EMC Corp.*                                       82,200          3,268,272
    Informatica Corp.*                               36,800            878,600
    Internet Security Systems, Inc.*                 28,145          1,569,084
    Interwoven, Inc.*                                42,780            708,544
    Netegrity, Inc.*                                 24,220          1,074,762
    Portal Software, Inc.*                           29,100            208,247
    RSA Security, Inc.*                              25,100          1,192,250
    Speechworks International, Inc.*                 24,900            409,294
    TIBCO Software, Inc.*                            21,700            292,950
    webMethods, Inc.*                                41,790          1,796,970
    Yahoo, Inc.*                                     74,000          1,762,125
                                                                  ------------
                                                                  $ 15,449,901
------------------------------------------------------------------------------
  Computer Software - Systems - 19.6%
    Brocade Communications Systems, Inc.*            28,900       $  1,121,681
    Citrix Systems, Inc.*                            94,100          2,446,600
    Commerce One, Inc.*                              39,300            685,294
    Comverse Technology, Inc.*                       47,730          3,576,767
    CSG Systems International, Inc.*                 37,610          1,417,427
    E.piphany, Inc.*                                 44,160            742,440
    Extreme Networks, Inc.*                         150,980          3,413,563
    Foundry Networks, Inc.*                          35,600            409,400
    I2 Technologies, Inc.*                           54,440          1,463,075
    McDATA Corp.*                                   142,813          2,552,782
    Oracle Corp.*                                    76,600          1,455,400
    Peoplesoft, Inc.*                                53,800          1,735,050
    Rational Software Corp.*                         29,420          1,027,861
    Siebel Systems, Inc.*                            51,400          1,966,050
    VERITAS Software Corp.*                          59,497          3,863,587
                                                                  ------------
                                                                  $ 27,876,977
------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Jabil Circuit, Inc.*                             49,400       $  1,110,512
------------------------------------------------------------------------------
  Electronics - 7.3%
    Advanced Micro Devices, Inc.*                    66,500       $  1,429,750
    Applied Micro Circuits Corp.*                    34,300            917,525
    Flextronics International Ltd.*                  80,500          2,133,250
    Lam Research Corp.*                              38,600            829,900
    Novellus Systems, Inc.*                          30,100          1,162,612
    Sanmina Corp.*                                   82,700          2,465,494
    Transmeta Corp.*                                 14,600            297,475
    Vitesse Semiconductor Corp.*                     28,100          1,108,194
                                                                  ------------
                                                                  $ 10,344,200
------------------------------------------------------------------------------
  Entertainment - 1.3%
    Gemstar-TV Guide International, Inc.*            39,700       $  1,796,425
------------------------------------------------------------------------------
  Internet - 2.1%
    CNET Networks, Inc.*                            143,900       $  1,789,756
    Riverstone Networks, Inc.*                       14,630            160,930
    XO Communications, Inc.*                         69,900          1,039,763
                                                                  ------------
                                                                  $  2,990,449
------------------------------------------------------------------------------
  Medical and Health Products - 4.4%
    Allergan, Inc.                                   25,700       $  2,234,615
    Alza Corp.*                                      40,400          1,597,820
    Bristol-Myers Squibb Co.                         23,400          1,483,794
    Schering Plough Corp.                            23,700            953,925
                                                                  ------------
                                                                  $  6,270,154
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Applera Corp. - Applied Biosystems Group         27,250       $  1,882,975
------------------------------------------------------------------------------
  Technology - 1.2%
    Palm, Inc.*                                     100,100       $  1,739,238
------------------------------------------------------------------------------
  Telecommunications - 21.5%
    Advanced Fibre Communications, Inc.*             49,000       $    927,937
    American Tower Corp., "A"*                       51,800          1,499,092
    Andrew Corp.*                                     5,000             75,000
    Cabletron Systems, Inc.*                         84,450          1,135,852
    Charter Communications, Inc.*                    18,900            403,988
    CIENA Corp.*                                     54,020          3,629,469
    Cisco Systems, Inc.*                             96,243          2,279,756
    Corning, Inc.                                    60,300          1,634,130
    EchoStar Communications Corp.*                   84,570          2,209,391
    Emulex Corp.*                                    46,700          1,438,944
    JDS Uniphase Corp.*                              77,200          2,065,100
    Juniper Networks, Inc.*                          20,000          1,291,250
    McLeodUSA, Inc., "A"*                            65,000            853,125
    Natural Microsystems Corp.*                      94,950            818,944
    Netro Corp.*                                    114,810            753,441
    Powerwave Technologies, Inc.*                    49,300            771,083
    RF Micro Devices, Inc.*                          97,100          1,080,237
    Scientific-Atlanta, Inc.                         43,200          2,026,080
    Sprint Corp.                                    120,800          2,701,088
    Tekelec Co.*                                     43,480            823,402
    Time Warner Telecom, Inc.*                       33,200          2,147,625
    Winstar Communications, Inc.*                     3,800             47,975
                                                                  ------------
                                                                  $ 30,612,909
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $120,920,473
------------------------------------------------------------------------------
Foreign Stocks - 9.3%
  Bermuda - 0.5%
    Tycom Ltd. (Telecommunications)*                 34,900       $    689,275
------------------------------------------------------------------------------
  Canada - 0.5%
    Nortel Networks Corp. (Telecommunications)       41,530       $    767,890
------------------------------------------------------------------------------
  Finland - 1.9%
    Nokia Corp., ADR (Telecommunications)           122,600       $  2,697,200
------------------------------------------------------------------------------
  Israel - 2.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                55,230       $  3,541,624
------------------------------------------------------------------------------
  Sweden - 1.8%
    Ericsson LM, ADR (Telecommunications)           302,900       $  2,508,390
------------------------------------------------------------------------------
  Switzerland - 2.1%
    Novartis AG (Medical and Health Products)         1,820       $  3,078,293
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 13,282,672
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $170,352,815)                      $134,203,145
------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Business Services - 0.3%
    Sitara Networks, Inc.*+(+)
    (Identified Cost, $400,000)                      61,444       $    400,000
------------------------------------------------------------------------------

Short-Term Obligations - 5.5%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    American General Finance Corp., due 3/01/01    $    156       $    156,000
    Bank of America Corp., due 3/01/01                1,046          1,046,000
    Citicorp, due 3/01/01                               376            376,000
    Dow Chemical Co., due 3/01/01                       549            549,000
    Gannett, Inc., due 3/01/01##                        308            308,000
    General Electric Capital Corp., due 3/01/01       3,462          3,462,000
    Gillette Co., due 3/01/01                           634            634,000
    IBM Credit Corp., due 3/01/01                       818            818,000
    McDonalds Corp., due 3/01/01                        168            168,000
    Prudential Funding Corp., due 3/01/01               271            271,000
    The Home Depot, Inc., due 3/01/01                   102            102,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  7,890,000
------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
------------------------------------------------------------------------------
    Merrill Lynch, 5.46s dated 2/28/01, due
      3/1/01 total to be received $485,074
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account, at Amortized Cost)           $    485       $    485,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $179,127,815)                 $142,978,145
Other Assets, Less Liabilities - (0.3)%                               (454,125)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $142,524,020
------------------------------------------------------------------------------
  * Non-income producing security.
  + Restricted Security.
(+) Security valued by or at the discretion of the Trustees.
 ## 4 (2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $179,127,815)       $142,978,145
  Investments of cash collateral for securities loaned, at
    identified cost and value                                   22,902,408
  Cash                                                              40,282
  Foreign currency, at value (identified cost, $33)                     30
  Receivable for investments sold                               13,220,596
  Receivable for fund shares sold                                1,037,904
  Interest and dividends receivable                                 14,966
  Other assets                                                          37
                                                              ------------
      Total assets                                            $180,194,368
                                                              ------------
Liabilities:
  Payable for investments purchased                           $ 13,627,776
  Payable for fund shares reacquired                             1,119,364
  Collateral for securities loaned, at value                    22,902,408
  Payable to affiliates -
    Management fee                                                   3,040
    Shareholder servicing agent fee                                    462
    Distribution and service fee                                     2,657
    Administrative fee                                                  81
  Accrued expenses and other liabilities                            14,560
                                                              ------------
      Total liabilities                                       $ 37,670,348
                                                              ------------
Net assets                                                    $142,524,020
                                                              ============

Net assets consist of:
  Paid-in capital                                             $226,600,877
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (36,149,673)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions              (46,937,099)
  Accumulated net investment loss                                 (990,085)
                                                              ------------
      Total                                                   $142,524,020
                                                              ============
Shares of beneficial interest outstanding                      10,249,084
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $65,101,847 / 4,673,888 shares of
      beneficial interest outstanding)                           $13.93
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $14.78
                                                                 ======

Class B shares:
  Net asset value, offering price and redemption price
    per share (net assets of $51,030,158 / 3,677,435
    shares of beneficial interest outstanding)                   $13.88
                                                                 ======

Class C shares:
  Net asset value, offering price and redemption
    price per share (net assets of
    $19,655,636 / 1,417,615 shares of beneficial
    interest outstanding)                                        $13.87
                                                                 ======

Class I shares:
  Net asset value, offering price and redemption price
    per share (net assets of $6,736,379 / 480,146 shares
    of beneficial interest outstanding)                          $14.03
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                   $     444,105
    Dividends                                                         24,840
    Foreign taxes withheld                                              (280)
                                                               -------------
      Total investment income                                  $     468,665
                                                               -------------

  Expenses -
    Management fee                                             $     603,709
    Trustees' compensation                                             3,072
    Shareholder servicing agent fee                                   80,825
    Distribution and service fee (Class A)                           121,061
    Distribution and service fee (Class B)                           291,628
    Distribution and service fee (Class C)                           120,074
    Administrative fee                                                 9,669
    Custodian fee                                                     30,288
    Printing                                                          21,295
    Postage                                                           50,685
    Auditing fees                                                     15,205
    Legal fees                                                           601
    Miscellaneous                                                    141,103
                                                               -------------
      Total expenses                                           $   1,489,215
    Fees paid indirectly                                              (7,184)
    Reduction of expenses by investment adviser                      (23,281)
                                                               -------------
      Net expenses                                             $   1,458,750
                                                               -------------
        Net investment loss                                    $    (990,085)
                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $ (44,435,386)
    Foreign currency transactions                                     (5,135)
                                                               -------------
      Net realized loss on investments and foreign
        currency transactions                                  $ (44,440,521)
                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $ (64,387,652)
    Translation of assets and liabilities in
      foreign currencies                                                   2
                                                               -------------
      Net unrealized loss on investments and foreign
        currency translation                                   $ (64,387,650)
                                                               -------------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(108,828,171)
                                                               -------------
          Decrease in net assets from operations               $(109,818,256)
                                                               =============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           FEBRUARY 28, 2001          AUGUST 31, 2000
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (990,085)            $   (299,597)
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (44,440,521)               1,944,514
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (64,387,650)              27,223,897
                                                               -------------             ------------
      Increase (decrease) in net assets from operations        $(109,818,256)            $ 28,868,814
                                                               -------------             ------------

Distributions declared to shareholders -
  From net realized loss on investments and foreign
    currency transactions (Class A)                            $  (1,753,659)            $   (365,386)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (1,325,578)               --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (625,773)               --
  From net realized loss on investments and foreign
    currency transactions (Class I)                                 (234,898)                (717,472)
                                                               -------------             ------------
      Total distributions declared to shareholders             $  (3,939,908)            $ (1,082,858)
                                                               -------------             ------------
Net increase in net assets from fund share transactions        $ 121,429,401             $102,878,433
                                                               -------------             ------------
      Total increase in net assets                             $   7,671,237             $130,664,389
Net assets:
  At beginning of period                                         134,852,783                4,188,394
                                                               -------------             ------------

  At end of period (including accumulated net investment
    loss of $990,085 and $0, respectively)                     $ 142,524,020             $134,852,783
                                                               =============             ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                       SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                      FEBRUARY 28, 2001             2000            1999            1998                1997*
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 28.03           $18.34          $11.49          $12.53               $10.00
                                                -------           ------          ------          ------               ------

Income from investment operations# -
  Net investment income (loss)(S)                $(0.09)          $(0.17)         $(0.08)         $(0.03)              $ 0.84
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (13.51)           14.44            7.44           (0.10)                1.69
                                                -------           ------          ------          ------               ------
      Total from investment operations          $(13.60)          $14.27          $ 7.36          $(0.13)              $ 2.53
                                                -------           ------          ------          ------               ------

Less distributions declared to shareholders -
  From net investment income                    $  --             $ --            $ --            $(0.91)              $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.50)           (4.58)          (0.51)           --                   --
                                                -------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(0.50)          $(4.58)         $(0.51)         $(0.91)              $ --
                                                -------           ------          ------          ------               ------
Net asset value - end of period                 $ 13.93           $28.03          $18.34          $11.49               $12.53
                                                -------           ------          ------          ------               ------
Total return(+)                                  (49.16)%++        87.93%          65.25%          (0.61)%              14.70%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                       1.51%+           1.40%           1.17%           0.88%                1.40%+
  Net investment income (loss)                    (0.92)%+         (0.81)%         (0.83)%         (0.19)%              10.73%+
Portfolio turnover                                  251%             294%            104%             29%                 792%
Net assets at end of period (000 Omitted)       $65,102          $57,382          $1,658          $1,045                 $882

    (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)             $(0.10)          $(0.27)         $(0.20)         $(0.21)              $ 0.73
        Ratios (to average net assets):
          Expenses##                               1.54%+           1.84%           2.42%           2.18%                2.77%+
          Net investment income (loss)            (0.95)%+         (1.25)%         (2.08)%         (1.49)%               9.36%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED               PERIOD ENDED
                                                              FEBRUARY 28, 2001           AUGUST 31, 2000*
                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                        CLASS B
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 27.95                     $17.86
                                                                        -------                     ------

Income from investment operations# -
  Net investment loss(S)                                                 $(0.16)                    $(0.14)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (13.46)                     10.23
                                                                        -------                     ------
      Total from investment operations                                  $(13.62)                    $10.09
                                                                        -------                     ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(0.45)                    $ --
                                                                        -------                     ------
Net asset value - end of period                                         $ 13.88                     $27.95
                                                                        =======                     ======
Total return                                                             (49.35)%++                  56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.16%+                     2.14%+
  Net investment loss                                                     (1.57)%+                   (1.52)%+
Portfolio turnover                                                          251%                       294%
Net assets at end of period (000 Omitted)                               $51,030                    $48,845

    (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                              $(0.17)                    $(0.18)
        Ratios (to average net assets):
          Expenses##                                                       2.19%+                     2.58%+
          Net investment loss                                             (1.60)%+                   (1.96)%+
  * For the period from the inception of Class B shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED               PERIOD ENDED
                                                              FEBRUARY 28, 2001           AUGUST 31, 2000*
                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                        CLASS C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 27.95                     $17.86
                                                                        -------                     ------

Income from investment operations# -
  Net investment loss(S)                                                 $(0.16)                    $(0.15)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (13.47)                     10.24
                                                                        -------                     ------
      Total from investment operations                                  $(13.63)                    $10.09
                                                                        -------                     ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(0.45)                    $ --
                                                                        -------                     ------
Net asset value - end of period                                         $ 13.87                     $27.95
                                                                        =======                     ======
Total return                                                             (49.37)%++                  56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.16%+                     2.14%+
  Net investment loss                                                     (1.57)%+                   (1.52)%+
Portfolio turnover                                                          251%                       294%
Net assets at end of period (000 Omitted)                               $19,656                    $17,410

    (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.16)                    $(0.19)
        Ratios (to average net assets):
          Expenses##                                                       2.19%+                     2.58%+
          Net investment loss                                             (1.60)%+                   (1.96)%+
 * For the period from the inception of Class C shares, April 14, 2000, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED AUGUST 31,
                                                                                                                 PERIOD ENDED
                                       SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                      FEBRUARY 28, 2001             2000            1999            1998                1997*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 28.08           $18.34          $11.50          $12.53               $10.00
                                                -------           ------          ------          ------               ------

Income from investment operations# -
  Net investment income (loss)(S)                $(0.06)          $(0.12)         $(0.22)         $(0.02)              $ 1.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (13.47)           14.44            7.57           (0.10)                1.48
                                                -------           ------          ------          ------               ------
      Total from investment operations          $(13.53)          $14.32          $ 7.35          $(0.12)              $ 2.53
                                                -------           ------          ------          ------               ------

Less distributions declared to shareholders -
  From net investment income                    $  --             $ --            $ --            $(0.91)              $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.52)           (4.58)          (0.51)           --                   --
                                                -------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(0.52)          $(4.58)         $(0.51)         $(0.91)              $ --
                                                -------           ------          ------          ------               ------
Net asset value - end of period                 $ 14.03           $28.08          $18.34          $11.50               $12.53
                                                =======           ======          ======          ======               ======
Total return                                     (48.85)%++        88.31%          65.25%          (0.61)%              25.30%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                       1.16%+           1.09%           1.17%           0.88%                1.41%+
  Net investment income (loss)                    (0.57)%+         (0.57)%         (0.84)%         (0.18)%              13.11%+
Portfolio turnover                                  251%             294%            104%             29%                 792%
Net assets at end of period (000 Omitted)        $6,736          $11,216          $2,530          $1,796               $1,637

    (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $(0.06)          $(0.21)         $(0.41)         $(0.20)              $ 0.98
        Ratios (to average net assets):
          Expenses##                               1.19%+           1.53%           1.92%           1.68%                2.28%+
          Net investment income (loss)            (0.60)%+         (1.01)%         (1.59)%         (0.98)%              12.24%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $22,130,435. These loans were collateralized by U.S. Treasury securities of $207,871 and cash of $22,902,408 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        22,902,408     $22,902,408

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $6,994 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $190 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2001, aggregate unreimbursed expenses amounted to $120,029.

The fund pays no compensation directly to its trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $146,708 for the period ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,759 for the period ended February 28, 2001. Fees incurred under the distribution plan during the period ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $152 and $102 for Class B and Class C shares, respectively, for the period ended February 28, 2001. Fees incurred under the distribution plan during the period ended February 28, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 2001, were $2,774, $32,740, and $3,803 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $488,324,253 and $366,565,955, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $181,623,337
                                                                 ------------
Gross unrealized depreciation                                    $(40,392,300)
Gross unrealized appreciation                                       1,747,108
                                                                 ------------
    Net unrealized depreciation                                  $(38,645,192)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                ----------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           4,089,962       $ 86,037,672          2,215,365       $ 49,986,417
Shares issued to shareholders in
  reinvestment of distributions          72,818          1,628,913             19,510            389,908
Shares reacquired                    (1,536,185)       (30,219,560)          (278,006)        (6,321,480)
                                   ------------       ------------       ------------       ------------
    Net increase                      2,626,595       $ 57,447,025          1,956,869       $ 44,054,845
                                   ============       ============       ============       ============


Class B shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000*
                                ----------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           2,484,558       $ 53,719,685          1,883,799       $ 42,188,410
Shares issued to shareholders in
  reinvestment of distributions          56,791          1,266,994               --                 --
Shares reacquired                      (611,310)       (12,110,845)          (136,403)        (3,055,036)
                                   ------------       ------------       ------------       ------------
    Net increase                      1,930,039       $ 42,875,834          1,747,396       $ 39,133,374
                                   ============       ============       ============       ============
* For the period from the inception of Class B shares, April 14, 2000, through  August 31, 2000.

Class C shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000*
                                ----------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,505,698       $ 33,150,317            978,355       $ 21,738,618
Shares issued to shareholders in
  reinvestment of distributions          24,383            543,991               --                 --
Shares reacquired                      (735,320)       (14,333,918)          (355,501)        (7,932,714)
                                   ------------       ------------       ------------       ------------
    Net increase                        794,761       $ 19,360,390            622,854       $ 13,805,904
                                   ============       ============       ============       ============
* For the period from the inception of Class C shares, April 14, 2000, through  August 31, 2000.

Class A shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                ----------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             187,550       $  3,772,049            525,832       $ 11,818,172
Shares issued to shareholders in
  reinvestment of distributions          10,435            234,895             36,180            717,449
Shares reacquired                      (117,174)        (2,260,792)          (300,660)        (6,651,311)
                                   ------------       ------------       ------------       ------------
    Net increase                         80,811       $  1,746,152            261,352       $  5,884,310
                                   ============       ============       ============       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $0 was outstanding. Interest expense incurred on the borrowings amounted to $299 for the period ended. The average dollar amount of borrowings was $9,249 and the weighted average interest rate on these borrowings was 6.44%. A commitment fee of $1,104 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.28% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                          DATE OF ACQUISITION           SHARE AMOUNT              COST            VALUE
------------------------------------------------------------------------------------------------------------------
Sitara Networks, Inc.                            6/14/00                 61,444          $400,000         $400,000
                                                                                                          --------

MFS(R) TECHNOLOGY FUND

TRUSTEES                                             ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                Mark E. Bradley*
                                                     Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac           Laura F. Healy*
Surgery, Brigham and Women's Hospital;               Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                     SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief          Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.           ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                     CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,      State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting        INVESTOR INFORMATION
Group, Inc. (office services)                        For information on MFS mutual funds, call
                                                     your investment professional or, for an
Arnold D. Scott* - Senior Executive                  information kit, call toll free: 1-800-637-2929
Vice President, Director, and Secretary,             any business day from 9 a.m. to 5 p.m.
MFS Investment Management                            Eastern time (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief              INVESTOR SERVICE
Executive Officer, MFS Investment                    MFS Service Center, Inc.
Management                                           P.O. Box 2281
                                                     Boston, MA 02107-9906
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)              For general information, call toll free:
                                                     1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),          8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                     For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                   call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company             from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                  this service, your phone must be equipped with
Boston, MA 02116-3741                                a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                          For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                          or stock and bond outlooks, call toll free:
500 Boylston Street                                  1-800-MFS-TALK (1-800-637-8255) anytime
Boston, MA 02116-3741                                from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                               WORLD WIDE WEB
Jeffrey L. Shames*                                   www.mfs.com

PORTFOLIO MANAGER
David E. Sette-Ducati*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) TECHNOLOGY FUND                                              ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                  PAID
We invented the mutual fund(R)                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                            MTF-3  4/01  33.9M  98/298/398/898